Warrant Liability	12 Months Ended
Dec. 31, 2023
Warrant Liability
Warrant Liability
19.	Warrant Liability

The warrants issued as part of the 2022 non-brokered private placement (Note 20) include an embedded derivative as they are exercisable in U.S. dollars and, therefore, fail the “fixed for fixed” requirements prescribed in IAS 32 Financial Instruments: presentation. As a result, they are classified as a liability and measured at fair value. The liability is revalued at its estimated fair value using the Black-Scholes model at the end of each reporting period, and the variation in the fair value is recognized on the consolidated statements of loss under Change in fair value of warrant liability.

The movement of the warrant liability is as follows:

	2023	2022
	$	$
Fair value through profit or loss (warrants)
Balance – Beginning of year	16,395	—
Additions	—	39,841
Change in fair value	(4,535)	(25,008)
Foreign exchange	(308)	1,562
Balance – End of year	11,552	16,395

In absence of quoted market prices, the fair value of the warrants exercisable in USD is determined using the Black-Scholes option pricing model based on the following assumptions and inputs:

	2023	2022
Dividend per share	—	—
Expected volatility	78.3%	69.0%
Risk-free interest rate	4.00%	4.00%
Expected life	3.4 years	4.4 years
Exercise price (USD)(i)	$10.70	$18.00
Share price (USD)	$2.91	$4.30

(i)	On March 17, 2023, the Company received the required approvals to reduce the exercise price of the common share purchase warrants issued in 2022 under the non-brokered private placements from US$18.00 to US$10.70 per share.